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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C 20549

                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 1995

                            FRONTIER CORPORATION
           (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
      (State or other        (Commission        (IRS Employer
      jurisdiction of        File Number)      Identification No.)
       incorporation)

180 South Clinton Avenue, Rochester, New York        14646
  (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000


Item 5   Other Events
------   ------------

     Frontier Corporation ("Frontier") announced on August 16, 1995, the shareholders of ALC Communications Corporation ("ALC") approved ALC's merger with Frontier and that Frontier's shareowners approved the issuance of stock to effect that merger. As permitted by General Instruction F to Form 8-K, the Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

     Documents effecting the merger were filed on August 16, 1995, in Delaware, the state of incorporation for ALC and the Frontier subsidiary used for the merger.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Frontier Corporation
                                   (Registrant)


Dated:  August 16, 1995            By:   /s/ Barbara J. LaVerdi
                                       -------------------------
                                         Barbara J. LaVerdi
                                         Assistant Secretary
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                                EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     99             Press Release dated             Filed herewith
                    August 16, 1995 re: Frontier
                    and ALC Communications
                    Corporation shareholder approval
                    of merger with Frontier